UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):     September 2, 2005
MARITRANS INC.

(Exact name of registrant specified in its charter)

Delaware	1-9063	51-0343903

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Harbour Place, Knights Run Avenue, Suite 1200, Tampa, Florida	33602

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone, including area code:     (813) 209-0600
Not applicable.

(Former name and former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):
     ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Matters.
SIGNATURES
Press Release Dated September 2, 2005

Item 8.01.     Other Matters.
     The registrant issued a press release on September 2, 2005, regarding the effects of Hurricane Katrina on its operations, which release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01.     Financial Statements and Exhibits.
(c)	Exhibits

99.1	Press release dated September 2, 2005, issued by Maritrans Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARITRANS INC.
Date: September 2, 2005	By:	/s/ Walter T. Bromfield
		Name:	Walter T. Bromfield
		Title:	Chief Financial Officer